Exhibit 10.1

SECOND AMENDMENT

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of the 25th day of September, 2014 (the “Second Amendment Effective Date”), by and among MAIN STREET CAPITAL CORPORATION, a Maryland corporation (the “Borrower”), the GUARANTORS party to the Credit Agreement (as defined below) (the “Guarantors”), BRANCH BANKING AND TRUST COMPANY (the “Administrative Agent”), and the lenders party hereto (the “Lenders”).

R E C I T A L S:

The Borrower, the Guarantors, the Administrative Agent and the lenders party thereto have entered into that certain Second Amended and Restated Credit Agreement dated as of September 27, 2013 (as amended pursuant to that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 27, 2014, the “Credit Agreement”).  Capitalized terms used in this Amendment that are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

The Borrower and Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement.

The Lenders, the Administrative Agent, the Guarantors and the Borrower desire to amend the Credit Agreement upon the terms and conditions hereinafter set forth to (a) increase the Revolver Commitments by $20,000,000, resulting in total Revolver Commitments, after giving effect to such increase, of $522,500,000 (the “Commitment Increase”), (b) permit additional increases to the Revolver Commitments up to a maximum of $650,000,000 in aggregate Revolver Commitments, (c) allow for an adjustment of the Applicable Margin if the Borrower obtains and maintains an Investment Grade Rating (as defined below), (d) extend the Termination Date and (e) make other changes as described herein.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent and the Lenders, intending to be legally bound hereby, agree as follows:

SECTION 1.  Recitals.  The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2.  Amendments to Credit Agreement.  The Credit Agreement is hereby amended as set forth in this Section 2.

SECTION 2.01. Amendments to Section 1.01.  Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)                                 Clause (c) of the definition of “Borrowing Base” is hereby amended and restated in its entirety to read as follows:

(c)                                  for purposes of calculating the Borrowing Base, no single Portfolio Investment shall be included in the Borrowing Base at a Value in excess of (i) $25,000,000, if the total number of Portfolio Investments is fewer than 35 or the Borrowing Base is less than $175,000,000 (for purposes of calculating the $175,000,000 test no single Portfolio Investment shall be Valued at greater than $25,000,000); or (ii) $30,000,000, if the total number of Portfolio Investments is 35 or more and the Borrowing Base is greater than or equal to $175,000,000 (for purposes of calculating the $175,000,000 test no single Portfolio Investment shall be Valued at greater than $25,000,000); notwithstanding the foregoing, no more than 15 Portfolio Investments shall be included in the Borrowing Base at a Value greater than $25,000,000 at any time for purposes of this calculation;

(b)                                 Clause (f) of the definition of “Borrowing Base” is hereby amended and restated in its entirety to read as follows:

(f)                                   in no event shall more than 5% of the aggregate value of the Borrowing Base consist of Investments in which, in each case, the Primary Obligor is organized under the laws of, or maintains its chief executive office in, Canada or any province thereof (after giving effect to Advance Rates); and

(c)                                  Clause (i) of the proviso to the definition of “Collateral” is hereby amended and restated in its entirety to read as follows: “(i) equity interests in any SBIC Entity or in MSC until such time as a pledge thereof is required pursuant to Section 5.28”.

(d)                                 Clause (viii) of the definition of “Eligible Debt Security” is hereby amended and restated in its entirety to read as follows:

(viii)                        the Debt Security is denominated and payable only in Dollars in the United States and the Primary Obligor for such Debt Security is organized under the laws of, and maintains its chief executive office in, (A) the United States or any state thereof or (B), subject to clause (f) of the definition of “Borrowing Base”, Canada or any province thereof;

(e)                                  Clause (xii) of the definition of “Eligible Senior Bank Loan Investment” is hereby amended and restated in its entirety to read as follows:

(xii)                           the Senior Bank Loan Investment is denominated and payable only in Dollars in the United States and the Primary Obligor for such Senior Bank Loan Investment is organized under the laws of, and maintains its chief executive office in, (A) the United States or any state thereof or (B), subject to clause (f) of the definition of “Borrowing Base”, Canada or any province thereof;

(f)                                   The following definition of “Fitch” is hereby added to Section 1.01 of the Credit Agreement, in the appropriate alphabetical order, to read as follows:

“Fitch” means Fitch Ratings, Inc. or Fitch Ratings Ltd., as applicable.

(g)                                  Clause (i) of the proviso to the definition of “Guarantors” is hereby amended and restated in its entirety to read as follows: “(i) neither any SBIC Entity nor MSC shall be a Guarantor until required pursuant to Section 5.28”.

(h)                                 The definition of “Investment Grade Rating” is hereby amended and restated in its entirety to read as follows:

“Investment Grade Rating” means (a) for purposes of the definitions of “Eligible Debt Security”, “Eligible Investment Grade Debt Security” and “Eligible Non-Investment Grade Debt Security”, as of any date of determination, with respect to an Investment, such Investment has at least one of the following: (i) a rating of Baa3 or higher by Moody’s, (ii) a rating of BBB- or higher by S&P or (iii) a rating of BBB- or higher by Fitch and (b) for purposes of Section 2.06(a) and the definition of “Applicable Margin”, at least one of the following: (i) a corporate credit rating of BBB- or higher by S&P, (ii) a corporate family rating of Baa3 or higher by Moody’s, or (iii) a corporate credit rating of BBB- or higher by Fitch; provided, that for purposes of this clause (b), if the rating system of Moody’s, S&P or Fitch changes or if each such rating agency ceases to issue such ratings, the Borrower, the Administrative Agent and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agencies and, pending the effectiveness of any such amendment, the Applicable Margin shall be determined by reference to the ratings most recently in effect prior to such change or cessation.

(i)                                     The definition of “Lender” is hereby amended and restated in its entirety to read as follows:

“Lender” means (a) the Swingline Lender and its successors and assigns and (b) each Person listed on Schedule 2.01 as a “Lender” and such other Persons who may from time to time become a Lender accordance with the terms of this Agreement (as amended and from time to time in effect), and their respective successors and assigns.

(j)                                    The following definition of “MSC” is hereby added to Section 1.01 of the Credit Agreement, in the appropriate alphabetical order, to read as follows:

“MSC” means MSC Adviser I, LLC, a Delaware limited liability company.

(k)                                 The following definition of “MSC Contract” is hereby added to Section 1.01 of the Credit Agreement, in the appropriate alphabetical order, to read as follows:

“MSC Contract” means that certain Investment Sub-Advisory Agreement dated as of May 31, 2012, by and among HMS ADVISER LP, Main Street Capital Partners, LLC (“MSCP”), Main Street Capital Corporation, (“MSCC”) and HMS Income Fund, Inc., as assigned by MSCP and MSCC to MSC pursuant to that certain Assignment and Assumption dated as of December 31, 2013 by and among MSCP, MSCC and MSC and as amended, restated or replaced from time to time.

(l)                                     The definition of “Pledge Agreement” is hereby amended and restated in its entirety to read as follows:

“Pledge Agreement” means the Second Amended and Restated Equity Pledge Agreement, dated as of the Closing Date, by and among the Borrower, the Guarantors and the Administrative Agent for the benefit of the Secured Parties, as amended, modified or supplemented from time to time.

(m)                             The definition of “Revolver Commitment” is hereby amended and restated in its entirety to read as follows:

“Revolver Commitment” means, with respect to each Lender, (i) the amount set forth opposite the name of such Lender on Schedule 2.01, or on any amendment, supplement or joinder that may be executed from time to time after the date hereof, or (ii) as to any Lender which enters into an Assignment and Assumption (whether as transferor Lender or as assignee thereunder), the amount of such Lender’s Revolver Commitment after giving effect to such Assignment and Assumption, in each case as such amount may be reduced from time to time pursuant to Sections 2.08, 2.09 and 9.04(c).

(n)                                 The definition of “Termination Date” is hereby amended and restated in its entirety to read as follows:

“Termination Date” means the earlier to occur of (i) September 27, 2019 (or such later date to which such date shall have been extended pursuant to Section 2.15), (ii) the date the Revolver Commitments are terminated pursuant to Section 6.01 following the occurrence of an Event of Default, or (iii) the date the Borrower terminates the Revolver Commitments entirely pursuant to Section 2.08.

SECTION 2.02.  Amendment to Section 2.06.  Clause (a) of Section 2.06 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)                                 “Applicable Margin” means (a) with respect to any Base Rate Advance, 1.25% and (b) with respect to any Euro-Dollar Advance, 2.25%; provided, however, “Applicable Margin” shall mean, beginning on each Ratings Effective Date (as defined below), if any, after which the Borrower obtains an Investment Grade Rating and continuing until the next Ratings Effective Date, if any, after the Borrower loses such Investment Grade Rating, (a) with respect to any Base Rate Advance, 1.00% and (b) with respect to any Euro-Dollar Advance, 2.00%.  Each change in the Applicable Margin resulting from the Borrower’s attaining, or failing to maintain, an Investment Grade Rating shall be effective on the later of (i) the first Domestic Business Day of the first calendar month following the applicable attainment of or change in rating and (ii) five (5) Domestic Business Days following such attainment or change (each such date, a “Ratings Effective Date”).  The Borrower shall notify the Administrative Agent of its attaining, or failure to maintain, an Investment Grade Rating promptly after such attainment or change in rating is announced by the applicable ratings agency, but in any event no later than two (2) Domestic Business Days thereafter.

SECTION 2.03.  Amendments to Section 2.14.  Section 2.14 of the Credit Agreement is hereby amended as follows:

(a)                                 Clause (ii) of Section 2.14(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(ii) immediately after giving effect to any Commitment Increase, (y) the aggregate Revolver Commitments shall not exceed $650,000,000 and (z) the aggregate of all Commitment Increases effected shall not exceed $127,500,000 (plus any additional Commitment Increases available under clause (v)(A) of the proviso to the first sentence of Section 9.04(c) due to the removal of a Lender and a reduction in Revolver Commitments pursuant to Section 9.04(c)),

(b)                                 Clause (vii) of Section 2.14(e) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(vii) Schedule 2.01 shall be deemed amended to reflect the Revolver Commitments of all Lenders after giving effect to the Commitment Increase.

SECTION 2.04.  Amendments to Section 2.15.  Section 2.15 of the Credit Agreement is hereby amended as follows:

(a)                                 The first sentence of Section 2.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

On or prior to each of the second anniversary of the Closing Date (the “First Extension Date”) and the third anniversary of the Closing Date (the “Second Extension Date”), the Borrower may, by notice to the Administrative Agent (who shall promptly notify the Lenders) request that the Administrative Agent and the Lenders extend the date set forth in the definition of Termination Date by one year, and the Administrative Agent and the Lenders may, each in their sole and individual discretion, elect to do so, it being understood that (i) no extension shall be effective unless all Lenders unanimously agree to extend and (ii) any Lender who has not responded to such extension request within fifteen (15) Domestic Business Days following the date of the Administrative Agent’s notice of such extension request to the Lenders, shall be deemed to have rejected such request.

(b)                                 The last sentence of Section 2.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

There shall be no more than two (2) extension requests, resulting in total extensions no longer than two (2) years, so that the Termination Date is no later than the eighth anniversary date of the Closing Date.

SECTION 2.05.  Amendments to Section 5.28.

(a)                                 The first sentence of Section 5.28(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

The Loan Parties shall cause any Person which becomes a Domestic Subsidiary of a Loan Party (other than a Foreclosed Subsidiary or, subject to clause (d), any SBIC Entity) after the Closing Date to become a party to, and agree to be bound by the terms of, this Agreement and the other Loan Documents pursuant to a Joinder Agreement in the form attached hereto as Exhibit G and otherwise satisfactory to the Administrative Agent in all respects and executed and delivered to the Administrative Agent within ten (10) Domestic Business Days after the day on which such Person became a Domestic Subsidiary; provided, however, (i) MSC shall not be required to become a party to the Loan Documents so long as Applicable Law deems MSC becoming a Guarantor or granting a security interest in the MSC Contract to secure the Obligations an assignment thereof requiring the automatic termination of the MSC Contract and (ii) during any period in which such restriction applies, MSC’s material assets shall consist only of the MSC Contract and the proceeds, including any accounts receivable, thereof; provided, further, if the restriction described in clause (i) ceases to apply and MSC acquires any material assets other than those described in clause (ii), MSC shall be required, in the same timeframe and subject to the same deliverables requirements as are applicable to SBIC Entities in Section 5.28(d), to become a party to the Loan Documents;

(b)                                 The reference in Section 5.28(b) of the Credit Agreement to “(other than, subject to clause (d), any SBIC Entity)” shall be amended and restated in its entirety to read as follows: “(other than, subject to clause (d), any SBIC Entity and MSC)”.

(c)                                  A sentence is hereby added to the end of Section 5.28(b) of the Credit Agreement to read as follows:

For the avoidance of doubt, it is acknowledged and agreed that “Collateral” as defined in each of the Pledge Agreement and the Security Agreement shall not include the Capital Securities or other equity interests in MSC or any assets of MSC until such time as MSC is required to become a party to the Loan Documents pursuant to this Section 5.28.

(d)                                 The period at the end of the penultimate sentence of Section 5.28(d) of the Credit Agreement is hereby deleted and the following phrase is hereby added to the end of such sentence: “and the Loan Party owning the issued Capital Securities or other equity interests in such SBIC Entities shall pledge such Capital Securities or other equity interests to the Administrative Agent in accordance with Section 5.28(b).”

SECTION 2.06.  Amendment to Section 5.29.  The reference in Section 5.29 of the Credit Agreement to “SBIC Entities arising in the ordinary course of business as a result of Applicable Law” is hereby amended and restated in its entirety to read as follows: “SBIC Entities and MSC arising in the ordinary course of business as a result of Applicable Law”.

SECTION 2.07.  Amendment to Section 9.04.  Clause (v) of Section 9.04(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(v)                                 in the case of the removal of a Lender and the reduction of the Revolver Commitments, (A) the amount of such reduction of the Revolver Commitments shall constitute availability for a future Commitment Increase under and subject to Section 2.14 (for the avoidance of doubt, in no event shall the aggregate Revolver Commitments exceed $650,000,000); (B) no such reduction shall be in an amount greater than the Total Unused Revolver Commitments on the date of such termination or reduction; and (C) no such reduction pursuant to this Section 9.04(c) shall result in the aggregate Revolver Commitments of all of the Lenders being reduced to an amount less than $30,000,000, unless the Revolver Commitments are terminated in their entirety pursuant to Section 2.08, in which case all accrued fees (as provided under Section 2.07) shall be payable on the effective date of such termination.

SECTION 2.08.  Addition of Schedule 2.01.  Schedule 2.01 is hereby added to the Credit Agreement to read as set forth on Schedule 2.01 attached to this Amendment.

SECTION 3.  Revolver Commitments.  The Borrowers, the Guarantors, the Administrative Agent and the Lenders acknowledge and agree, as of the effective date of this

Amendment, that the aggregate amount of the Revolver Commitments shall be increased by an amount equal to $20,000,000, for a total aggregate amount of Revolver Commitments of all of the Lenders equal to $522,500,000, which increase results from increases to the Revolver Commitments of certain existing Lenders (the “Increasing Lenders”).  The amount of each Lender’s total Revolver Commitment, as amended in the case of Increasing Lenders, is the amount set forth opposite the name of such Lender on Schedule 2.01.  The Administrative Agent shall deliver to the Increasing Lenders replacement Revolver Notes (in the amount of the Increasing Lenders’ respective Revolver Commitments) (such replacement Revolver Notes are hereinafter referred to as the “Replacement Notes”), executed by the Borrower, in exchange for the Revolver Notes of the Increasing Lenders currently outstanding, as such Increasing Lender may require.  All references contained in the Credit Agreement and the other Loan Documents to the “Revolver Notes” shall include the Replacement Notes as supplemented, modified, amended, renewed or extended from time to time.  To the extent applicable, the Administrative Agent and the Lenders agree that the requirements of Section 2.14 of the Credit Agreement have been satisfied for the Commitment Increase.

SECTION 4. Conditions to Effectiveness.  The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to the following conditions, unless the Lenders waive such conditions:

(a)                                 The Borrower shall have delivered to the Administrative Agent the following in form and substance satisfactory to the Administrative Agent:

(i)                                     duly executed counterparts of this Amendment signed by the Borrower, the Guarantors, the Administrative Agent, each Increasing Lender and the Lenders;

(ii)                                  duly executed Replacement Notes, as each Increasing Lender may require;

(iii)                               a certificate of the Secretary or Assistant Secretary of the Borrower and each Guarantor, certifying to and attaching the resolutions adopted by the board of directors (or similar governing body) of such party approving or consenting to this Amendment and the Commitment Increase;

(iv)                              a certificate of the Chief Financial Officer or other Responsible Officer of the Borrower, certifying that (x) as of the date of this Amendment, all representations and warranties of the Borrower and the Guarantors contained in this Amendment, the Credit Agreement and the other Loan Documents are true and correct (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), (y) immediately after giving effect to this Amendment and the Commitment Increase (including any Borrowings in connection therewith and the application of the proceeds thereof), the Borrower is in compliance with the covenants contained in Article V of the Credit Agreement, and (z) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to this Amendment and the Commitment Increase (including any Borrowings in connection therewith and the application of the proceeds thereof);

(v)                                 an opinion of counsel to the Loan Parties, dated the Second Amendment Effective Date, in a form satisfactory to the Administrative Agent and covering such matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request; and

(vi)                              such other documents or items that the Administrative Agent, the Lenders or their counsel may reasonably request.

(b)                                 The Borrower shall have paid (i) to the Administrative Agent for the account of each Increasing Lender, an upfront fee in an amount separately agreed between the Borrower, the Administrative Agent and each Increasing Lender, (ii) to the Administrative Agent an arrangement fee in an amount previously agreed between the Borrower and the Administrative Agent and (iii) to the Administrative Agent for the account of each Lender, an amendment fee in an amount separately agreed between the Borrower and the Administrative Agent.

(c)                                  The Borrower shall have paid to the Administrative Agent, upon application with appropriate documentation, all reasonable costs and expenses of the Administrative Agent, including reasonable fees, charges and disbursements of counsel for the Administrative Agent, incurred in connection with this Amendment and the transactions contemplated herein.

SECTION 5.  No Other Amendment.  Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect.  On and after the Second Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  This Amendment is not intended to effect, nor shall it be construed as, a novation.  The Credit Agreement and this Amendment shall be construed together as a single agreement.  This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.  Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect or impair any rights, powers or remedies under the Credit Agreement as hereby amended.  The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations.  The Borrower and Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, and the other Loan Documents being hereby ratified and affirmed.  The Borrower and Guarantors hereby expressly agree that the Credit Agreement, as amended, and the other Loan Documents are in full force and effect.

SECTION 6.  Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to each of the Lenders as follows:

(a)                                 No Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Lenders on the date hereof, or shall result from this Amendment.

(b)                                 The Borrower and the Guarantors have the power and authority to enter into this Amendment, issue the Replacement Notes and to do all such acts and things as are required or contemplated hereunder or thereunder to be done, observed and performed by them.

(c)                                  Each of this Amendment and the Replacement Notes has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and the Guarantors and constitutes the legal, valid and binding obligations of the Borrower and the Guarantors enforceable against them in accordance with their respective terms.

(d)                                 The execution and delivery of each of this Amendment and the Replacement Notes and the performance by the Borrower and the Guarantors hereunder and thereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrower, or any Guarantor that is a corporation, the articles of organization or operating agreement of any Guarantor that is a limited liability company, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower, or any Guarantor is party or by which the assets or properties of the Borrower and the Guarantors are or may become bound.

SECTION 7.  Effect of Agreement.  On the Second Amendment Effective Date, this Amendment shall have the effects set forth in Section 2.14(e) of the Credit Agreement and the Increasing Lenders and the Administrative Agent shall make such payments and adjustments among the Lenders as are contemplated thereby such that each Lender’s Advances remain consistent with its pro rata percentage of the Revolver Commitments after giving effect to the Commitment Increase.  The Revolver Commitment of each of the Lenders shall be as set forth on Schedule 2.01 to this Amendment.

SECTION 8.  Counterparts; Governing Law.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.  This Amendment may be delivered by facsimile transmission or by electronic mail with a .pdf copy or other replicating image attached, and any printed or copied version of any copy so delivered shall have the same force and effect as an originally signed counterpart.  This Amendment shall be construed in accordance with and governed by the law of the State of North Carolina.

SECTION 9.  Amendment.  This Amendment may not be amended or modified without the written consent of the Lenders.

SECTION 10.  Further Assurances.  The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

SECTION 11.  Consent by Guarantors.  The Guarantors consent to the foregoing amendments.  The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement as hereby amended and the other Loan Documents to which they are party, said Credit Agreement, as hereby amended, and such other Loan Documents being hereby ratified and affirmed.  In furtherance and not in limitation of the foregoing, the Guarantors acknowledge and agree that the “Guaranteed Obligations” (as defined in the Credit Agreement) include, without limitation, the indebtedness, liabilities and obligations evidenced by the Replacement Notes and the Advances made under the Credit Agreement as hereby amended.  The Guarantors hereby expressly agree that the Credit Agreement, as hereby amended, and the other Loan Documents are in full force and effect.

SECTION 12.  Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 13.  Notices.  All notices, requests and other communications to any party to the Loan Documents, as amended hereby, shall be given in accordance with the terms of Section 9.01 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers and representatives to execute and deliver, this Amendment as of the day and year first above written.

BORROWER:

MAIN STREET CAPITAL CORPORATION

By:	/s/ Dwayne L. Hyzak	(SEAL)
Name:	Dwayne L. Hyzak
Title:	Chief Financial Officer

GUARANTORS:

MAIN STREET CAPITAL PARTNERS, LLC

By:	/s/ Dwayne L. Hyzak	(SEAL)
Name:	Dwayne L. Hyzak
Title:	Senior Managing Director

MAIN STREET EQUITY INTERESTS, INC.

By:	/s/ Dwayne L. Hyzak	(SEAL)
Name:	Dwayne L. Hyzak
Title:	Senior Managing Director

[Signatures Continue on Next Page]

[Second Amendment Signature Pages]

BRANCH BANKING AND TRUST COMPANY,
as Administrative Agent, Swingline Lender and as a Lender

By:	/s/ William B. Keene	(SEAL)
Name:	William B. Keene
Title:	Vice President

[Second Amendment Signature Pages]

REGIONS BANK, as a Lender

By:	/s/ Larry Stephens	(SEAL)
Name:	Larry Stephens
Title:	Senior Vice President

[Second Amendment Signature Pages]

FROST BANK, as a Lender

By:	/s/ Brenda Murphy	(SEAL)
Name:	Brenda Murphy
Title:	Market President

[Second Amendment Signature Pages]

AMEGY BANK N.A., as a Lender

By:	/s/ Eva Wolod	(SEAL)
Name:	Eva Wolod
Title:	Assistant Vice President

[Second Amendment Signature Pages]

CAPITAL ONE, N.A., as a Lender

By:	/s/ Bobby Hamilton	(SEAL)
Name:	Bobby Hamilton
Title:	Vice President

[Second Amendment Signature Pages]

TEXAS CAPITAL BANK, N.A., as a Lender

By:	/s/ Eric Luttrell	(SEAL)
Name:	Eric Luttrell
Title:	Senior Vice President — Corporate Banking

[Second Amendment Signature Pages]

CADENCE BANK, N.A., as a Lender

By:	/s/ H. Gale Smith, Jr.	(SEAL)
Name:	H. Gale Smith, Jr.
Title:	Executive Vice President

[Second Amendment Signature Pages]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Greg DeRise	(SEAL)
Name:	Greg DeRise
Title:	Authorized Signatory

[Second Amendment Signature Pages]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mark Walton	(SEAL)
Name:	Mark Walton
Title:	Authorized Signatory

[Second Amendment Signature Pages]

PATRIOT BANK, as a Lender

By:	/s/ Bill Holbert	(SEAL)
Name:	Bill Holbert
Title:	Senior Vice President

[Second Amendment Signature Pages]

TRUSTMARK NATIONAL BANK, as a Lender

By:	/s/ Jeff Deutsch	(SEAL)
Name:	Jeff Deutsch
Title:	Senior Vice President

[Second Amendment Signature Pages]

RAYMOND JAMES BANK, N.A., as a Lender

By:	/a/ Joseph A. Ciccolini	(SEAL)
Name:	Joseph A. Ciccolini
Title:	Vice President - Senior

[Second Amendment Signature Pages]

FIRST FINANCIAL BANK, N.A., as a Lender

By:	/s/ Marelyn Shedd	(SEAL)
Name:	Marelyn Shedd
Title:	President — Abilene Region

[Second Amendment Signature Pages]

COMERICA BANK, as a Lender

By:	/s/ Vishakha S. Doera
Name:	Vishakha S. Doera
Title:	Vice President

[Second Amendment Signature Pages]

Schedule 2.01

Revolver Commitments

Lender	Revolver Commitment
Branch Banking and Trust Company	$90,000,000
Regions Bank	$75,000,000
Frost Bank	$50,000,000
Amegy Bank N.A.	$40,000,000
Capital One, N.A.	$37,500,000
Texas Capital Bank, N.A.	$35,000,000
Cadence Bank, N.A.	$35,000,000
Royal Bank of Canada	$30,000,000
Goldman Sachs Bank USA	$30,000,000
Patriot Bank	$25,000,000
Trustmark National Bank	$25,000,000
Comerica Bank	$25,000,000
Raymond James Bank, N.A.	$15,000,000
First Financial Bank, N.A.	$10,000,000
Total	$522,500,000